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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

April 27, 2004

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers REIT and Utility Income Fund for the period beginning with the fund's inception on January 30, 2004 through March 31, 2004. The net asset value per common share at that date was $19.59. The fund's first monthly dividend of $0.105 per share was paid in March. During the period we accomplished several important objectives, including the following:

     Announced the first four monthly dividends for the fund in the amount of $0.105 per share payable on March 31, 2004, April 28, 2004, May 28, 2004 and June 30, 2004, respectively. This dividend rate results in a 6.3% yield on the $20 initial offering price of the fund.

     Made progress toward meeting our investment objectives by investing approximately 80% of the fund's total capital. The asset mix of the fund as of March 31, 2004 consisted of 44% utility common stocks, 26% REIT common stocks and 10% preferred and other fixed income investments (with the remaining 20% in cash).

     Completed the issuance of $570 million in Auction Market Preferred Shares
     (AMPS).

     Entered into several interest rate swap transactions that effectively lock in the interest rate on a portion of the AMPS for a period of time. At March 31, 2004, we had fixed the rate on $206 million, or 36% of the total amount of AMPS outstanding. Subsequent to March 31, 2004, we completed another $136 million of interest rate swap transactions, bringing the total amount to 60% of the total amount of AMPS outstanding, at an average rate of 3.5% and an average maturity of five years.

    We formed the fund to offer investors the opportunity to invest in two of the highest yielding sectors in the equity markets. We believe there will be a renewed focus on dividends due to increasing demand for income as America ages and as a result of the reduced 15% tax rate on qualifying dividends. Other potential advantages of pairing REITs and utilities together in one portfolio include low correlation to other major asset classes, portfolio diversification, and dividend growth potential considering that both the real estate and utility sectors may benefit from an improving economy. From a portfolio management perspective, we have the ability to vary our weights in each asset class as a function of our view on relative value, while adhering to our investment policy of having a minimum weight in both REITs and utilities.

INVESTMENT REVIEW

    The overall equity market was generally choppy during the first quarter as the broad market averages showed little change. Meanwhile, interest rates continued to remain extremely low, and disappointing payroll reports in both January and February led to strong fixed income performance. This environment remained very favorable for both REITs and utilities, as investors continued to appreciate the potential for both asset classes to continue to provide high current income and portfolio diversification. Following the quarter-end, however, bond

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

and stock markets had a decidedly negative response to the strong March jobs report. REITs were especially hard-hit in response to the jobs report (as more fully discussed in the 'REIT Outlook' section below), while utility stocks fared better (although their returns were also negative).

    As we began our investment program in early February we believed that utilities offered better relative value than REITs, so we initially emphasized utilities (hence the greater weight in utilities than REITs as of March 31, 2004). Our patience served us well subsequent to quarter-end when REIT prices responded negatively to the strong March jobs report. We took this opportunity to increase our REIT holdings. Additionally, fixed income markets also experienced some price weakness and we began to find more attractive preferred investment opportunities, particularly in REIT preferreds.

REIT OUTLOOK

    As noted, a very strong March increase in U.S. nonfarm payrolls was announced on April 2, 2004, well in excess of consensus expectations (308,000 new jobs created versus an expectation of 120,000). The bond and stock markets reacted negatively to the news due to concerns that the Federal Reserve would raise interest rates. REIT stock prices declined following the release of the jobs report as investors took profits from a group of stocks that had appreciated without interruption for the past 14 months. While REITs have demonstrated little correlation with interest rates over longer periods of time, it appears that in the short term, the extreme bond market activity has negatively impacted REIT prices. We continue to maintain a positive outlook for the U.S. economy. At this time, in our opinion, all the pre-conditions for strong job growth are in place. Corporate profits have staged a dramatic recovery and are at an all-time high as a percentage of GDP. Therefore, it is increasingly profitable for firms to hire the next incremental worker. The recently reported declines in weekly initial jobless claims to three-year lows and the spike in the monthly change in nonfarm payrolls to the highest levels in four years have finally begun to demonstrate that this is occurring.

    With respect to our outlook for REITs, we believe that a normal cyclical economic recovery is in the process of unfolding and the supply/demand dynamic in most real estate markets is turning more positive. Though not widely understood, we believe that job growth has actually been occurring for some time. Many of the companies that we invest in are on the front lines of the consumer and corporate economy. A number of the office and apartment companies that we speak with have observed improved leasing activity for their portfolios that would contradict the virtually nonexistent rate of job growth implied by the official government statistics until recently. As a result of the historically low interest rate environment of the last few years, many REITs were able to improve their balance sheets in a way that gives these companies better potential for an attractive spread between property yields and their blended cost of capital. As a result, our forecast is that cash flow growth rates for REITs should begin to accelerate in 2004 after moderately declining in 2003.

    With earnings visibility improving, our forecast is for a resumption of meaningful dividend increases in the next year or two. This is an important factor to consider when assessing how REITs react to rising interest rates. Unlike fixed income securities, REITs have the potential to increase their dividends as the economy expands and

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

companies see their earnings increase, which can help to offset rising rates. During the last economic expansion, for example (the period from 1992 through 2001), REITs increased their dividends on average by about 7% per year. With the recent pullback, REITs are now back to trading closely in line with their underlying net asset values. As a result, we believe REIT valuations are now more attractive than at any time over the past several months.

UTILITY OUTLOOK

    We believe the utility sector is poised for a period of sustained recovery after several challenging years. Beginning in the late 1990s, many utilities made significant investments in unregulated businesses, mainly merchant power plants. An aggressive industry-wide construction trend led to a severe over-supply of power plants needed to meet the demand for electricity. Unlike the regulated utility business, where power prices are set by state regulation, the supply/demand imbalance in the wholesale market led to a collapse in wholesale power prices and financial troubles for utilities that were unable to service the debt used to fund their construction programs.

    Many utilities have moved aggressively to exit poorly performing unregulated investments and refocus on improving the operating efficiencies of their core regulated utility franchises. At the same time, many companies have made substantial progress in strengthening balance sheets and free cash flow. Balance sheets are getting stronger after the issuance of over $50 billion in equity over the last three years, a meaningful amount for a sector with $375 billion in total market capitalization. We also believe the cash flow profile of most utilities is improving dramatically with the decline in unregulated capital expenditures. For the first time in many years the utility sector will turn free cash flow positive in 2004.

    With an improving cash flow profile and relatively low dividend payout ratios, we believe that managements now have the flexibility to resume dividend growth after several years of declining dividend payments. Several utilities raised their dividends substantially over the last year, and we believe this trend will continue. The average utility dividend payout ratio of 59% currently is low relative to the long-term historical average of 70%.

    Our investment strategy in the utility sector is designed to provide the attractive characteristics that traditional utility businesses have historically provided: income with moderate growth potential and lower volatility than the broader market. We are concentrating our portfolio in companies that we believe have above-average dividend yields and the potential for growth in earnings and dividends. We are focusing on the more highly regulated utilities that have above average credit quality (all companies in our portfolio have investment grade senior debt ratings); companies with these characteristics offer the potential for greater stability of earnings and dividends. These businesses include regulated and integrated electric and gas utilities and natural gas pipelines. We do not have a focus on sectors such as telecommunications and independent power producers because we believe that their business models exhibit greater volatility of earnings and cash flows over time. Electric utilities, which comprise the vast majority of the utility equity market capitalization, represent our largest allocation because of the sector's improving fundamentals and attractive valuations.

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

    In our view, an improving economy should be beneficial for both REITs and utilities. Coming out of the last recession, REITs entered a period of sustained earnings and dividend growth as a result of a significant inflection point in fundamentals. We believe we are at a similar inflection point today. Utilities stand to benefit not only from an increase in demand, but also from the balance sheet improvements and business rationalization that has occurred over the past few years. Consequently, we believe the fund is well positioned to deliver attractive current income, with moderate dividend growth over time, and greater portfolio stability compared to each individual asset class by itself.

Sincerely,

             MARTIN COHEN                ROBERT H. STEERS
             MARTIN COHEN                ROBERT H. STEERS
             President                   Chairman

             GREG E. BROOKS              WILLIAM F. SCAPELL
             GREG E. BROOKS              WILLIAM F. SCAPELL
             Portfolio Manager           Portfolio Manager

                              ROBERT BECKER
                              ROBERT BECKER
                              Portfolio Manager

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                             OUR LEVERAGE STRATEGY

The bond market reacted to the strong March jobs report released on April 2nd by turning in its worst single day in 20 years, with the yield on the 10-year Treasury bond increasing from 3.9% to 4.2%. While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. In this period of significant interest rate volatility, and with the possibility that interest rates could trend higher in the near term, we want to take the opportunity to review our leverage strategy.

Our leverage strategy involves issuing auction market preferred stock (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of March 31, 2004, AMPS represented 33% of the fund's total capital. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 36% of our leverage at an average interest rate of 3.2%, for an average remaining period of 5.0 years. By locking in a large portion of our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage. Subsequent to quarter-end, we entered into additional interest rate swap agreements, and we are currently contemplating whether or not to enter into further interest rate swap agreements.

                                 LEVERAGE FACTS

                                      AS OF 3/31/04   AS OF 4/27/04
                                      -------------   -------------
Leverage (as % of total assets).....        33%             35%
% Fixed Rate........................        36%             60%
% Variable Rate.....................        64%             40%
Average Rate on Swaps...............       3.2%            3.5%
Average Term on Swaps...............       5.0 years       5.0 years
Current Rate on AMPS................       1.1%            1.1%

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2004 (UNAUDITED)

                                                           NUMBER                       DIVIDEND
                                                         OF SHARES        VALUE         YIELD(a)
                                                         ----------   --------------   --------
COMMON STOCK                                  105.91%(b)
    APARTMENT                                   8.25%
         AMLI Residential Properties Trust............      802,400   $   22,667,800     6.80%
         Apartment Investment & Management Co.........      292,100        9,081,389     7.72
         Archstone-Smith Trust........................      200,000        5,902,000     5.83
         Gables Residential Trust.....................      557,100       20,194,875     6.65
         Home Properties..............................      365,400       14,890,050     6.09
         Mid-America Apartment Communities............      160,500        5,959,365     6.30
         Town & Country Trust.........................      600,000       16,320,000     6.32
                                                                      --------------
                                                                          95,015,479
                                                                      --------------
    DIVERSIFIED                                 4.37%
         Colonial Properties Trust....................       38,500        1,570,800     6.57
         iStar Financial..............................      902,700       38,184,210     6.60
         Lexington Corporate Properties Trust.........      487,200       10,616,088     6.42
                                                                      --------------
                                                                          50,371,098
                                                                      --------------
    FREE STANDING                               0.27%
         Commercial Net Lease Realty..................      156,300        3,086,925     6.48
                                                                      --------------
    HEALTH CARE                                 5.18%
         Health Care Property Investors...............      108,600        3,073,380     5.90
         Health Care REIT.............................      375,100       15,229,060     5.91
         Nationwide Health Properties.................    1,854,500       41,299,715     6.65
                                                                      --------------
                                                                          59,602,155
                                                                      --------------
    HOTEL                                       3.42%
         Hospitality Properties Trust.................      849,300       39,407,520     6.21
                                                                      --------------
    INDUSTRIAL                                  2.36%
         First Industrial Realty Trust................      688,800       27,207,600     6.94
                                                                      --------------
    MORTGAGE                                    2.86%
         Newcastle Investment Corp. ..................      975,400       32,870,980     7.12
                                                                      --------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.
(b) Percentages indicated are based on the net assets of the fund.

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

                                                           NUMBER                       DIVIDEND
                                                         OF SHARES        VALUE          YIELD
                                                         ----------   --------------   --------
    OFFICE                                      8.37%
         Arden Realty.................................      376,800   $   12,181,944     6.25%
         Brandywine Realty Trust......................       58,400        1,784,120     5.76
         CarrAmerica Realty Corp. ....................       50,000        1,695,000     5.90
         Equity Office Properties Trust...............    1,611,500       46,556,235     6.92
         HRPT Properties Trust........................    2,224,900       25,141,370     7.08
         Prentiss Properties Trust....................      244,600        9,025,740     6.07
                                                                      --------------
                                                                          96,384,409
                                                                      --------------
    OFFICE/INDUSTRIAL                           2.42%
         Liberty Property Trust.......................        9,300          418,500     5.38
         Mission West Properties......................       42,700          565,775     7.25
         Reckson Associates Realty Corp. .............      954,600       26,862,444     6.04
                                                                      --------------
                                                                          27,846,719
                                                                      --------------
    REGIONAL MALL                               0.61%
         Glimcher Realty Trust........................      258,000        6,991,800     7.08
                                                                      --------------
    SELF STORAGE                                0.20%
         Sovran Self Storage..........................       54,900        2,293,173     5.77
                                                                      --------------
    SHOPPING CENTER                             1.19%
         Heritage Property Investment Trust...........      250,000        7,775,000     6.75
         Kramont Realty Trust.........................       52,200          986,580     6.88
         New Plan Excel Realty Trust..................      180,300        4,931,205     6.03
                                                                      --------------
                                                                          13,692,785
                                                                      --------------
    UTILITY                                    66.41%
       ELECTRIC -- DISTRIBUTION                 9.59%
         Consolidated Edison..........................    1,347,900       59,442,390     5.12
         Energy East Corp. ...........................      642,100       16,283,656     4.10
         NSTAR........................................      119,400        6,055,968     4.38
         Pepco Holdings...............................    1,401,900       28,654,836     4.89
                                                                      --------------
                                                                         110,436,850
                                                                      --------------

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

                                                           NUMBER                       DIVIDEND
                                                         OF SHARES        VALUE          YIELD
                                                         ----------   --------------   --------
       ELECTRIC -- INTEGRATED                  51.32%
         Ameren Corp. ................................    1,491,000   $   68,720,190     5.51%
         American Electric Power Co. .................      713,700       23,495,004     4.25
         Cinergy Corp. ...............................    1,852,700       75,756,903     4.60
         DTE Energy Co. ..............................    1,224,000       50,367,600     5.01
         Dominion Resources...........................      435,000       27,970,500     4.01
         Entergy Corp. ...............................      596,000       35,462,000     3.03
         Exelon Corp. ................................      472,000       32,506,640     3.19
         FirstEnergy Corp. ...........................      485,000       18,953,800     3.84
         Hawaiian Electric Industries.................      302,300       15,671,232     4.78
         PPL Corp. ...................................      397,000       18,103,200     3.60
         Pinnacle West Capital Corp. .................      574,000       22,586,900     4.57
         Progress Energy..............................    1,322,300       62,253,884     4.89
         Public Service Enterprise Group..............    1,328,500       62,412,930     4.68
         Southern Co. ................................    2,516,000       76,738,000     4.59
                                                                      --------------
                                                                         590,998,783
                                                                      --------------
       GAS -- DISTRIBUTION                      0.53%
         Atmos Energy Corp. ..........................      239,200        6,116,344     4.77
                                                                      --------------
       GAS -- INTEGRATED                        4.97%
         KeySpan Corp. ...............................    1,027,600       39,274,872     4.66
         Puget Energy.................................      800,400       17,904,948     4.47
                                                                      --------------
                                                                          57,179,820
                                                                      --------------
         TOTAL UTILITY................................                   764,731,797
                                                                      --------------
              TOTAL COMMON STOCK (Identified
                cost -- $1,182,315,687)...............                 1,219,502,440
                                                                      --------------
PREFERRED SECURITIES -- $25 PAR VALUE           9.57%
    CORPORATE PREFERRED                         0.30%
         EIX Trust I, 7.875%, Series A................       15,000          380,550     7.49
         EIX Trust II, 8.60%, Series B, QUIPS.........       71,000        1,828,250     8.35
         Shaw Communications, 8.45%, Series A
            (COPrS)...................................       17,900          450,364     8.39
         Shaw Communications, 8.50%, Series B
            (COPrS)...................................       32,100          809,241     8.45
                                                                      --------------
                                                                           3,468,405
                                                                      --------------

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

                                                           NUMBER                      DIVIDEND
                                                         OF SHARES        VALUE         YIELD
                                                         ----------   --------------   --------
    REAL ESTATE                                 9.27%
         Affordable Residential Communities, 8.25%,
            Series A..................................      600,000   $   15,750,000     7.85%
         Bedford Property Investors, 7.625%,
            Series B..................................      200,000        5,001,500     7.62
         Forest City Enterprises, 7.375%, Class A.....      496,000       12,638,080     7.22
         Innkeepers USA, 8.00%, Series C..............       71,900        1,833,450     7.84
         iStar Financial, 7.875%, Series E............      227,500        5,949,125     7.53
         iStar Financial, 7.65%, Series G.............       77,000        2,002,000     7.35
         iStar Financial, 7.50%, Series I.............      250,000        6,337,500     7.40
         Koger Equity, 8.50%, Sereis A................       16,700          441,047     8.05
         Kramont Realty Trust, 8.25%, Series E........      260,000        7,100,600     7.54
         LaSalle Hotel Properties, 10.25%, Series A...       50,000        1,383,500     9.25
         LTC Properties, 8.00%, Series F..............      600,000       15,720,000     7.63
         Maguire Properties, 7.625%, Series A.........      405,800       10,465,582     7.41
         Mills Corp., 9.00%, Series C.................      100,000        2,775,000     8.11
         Omega Healthcare Investors, 8.375%,
            Series D..................................      500,000       13,100,000     7.98
         Reckson Associates Realty Corp., 7.625%,
            Series A..................................       31,400          832,100     7.21
         SL Green Realty Corp., 7.625%, Series C......      205,900        5,384,285     7.30
                                                                      --------------
                                                                         106,713,769
                                                                      --------------
              TOTAL PREFERRED SECURITIES -- $25 PAR
                VALUE (Identified cost --
                $106,930,309).........................                   110,182,174
                                                                      --------------
PREFERRED SECURITIES -- CAPITAL TRUST           3.22%
         AFC Capital Trust I, 8.207%, due 2/3/27,
            Series B..................................    8,000,000        8,200,000     8.01
         Aon Capital Trust A, 8.205%, due 1/1/27......    2,500,000        2,881,758     7.12
         Astoria Capital Trust I, 9.75%, due 11/1/29,
            Series B..................................    3,000,000        3,562,500     8.21
         BF Saul, 7.50%, due 3/1/14, 144A.............    5,000,000        5,087,500     7.37
         DPL Capital Trust II, 8.125%, due 9/1/31.....    4,000,000        3,820,000     8.51
         Old Mutual Capital Funding, 8.00%, due
            5/29/49 (Eurobond)........................   13,000,000       13,453,843     7.73
                                                                      --------------
                                                                          37,005,601
                                                                      --------------
              TOTAL PREFERRED SECURITIES -- CAPITAL
                TRUST (Identified cost
                -- $37,163,202).......................                    37,005,601
                                                                      --------------

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

                                                            PRINCIPAL
                                                             AMOUNT          VALUE
                                                           -----------   --------------
CORPORATE BOND                                    1.61%
    AUTOMOTIVE                                    0.94%
         General Motors Corp., 7.375%, due 5/23/48......   $10,900,000   $   10,823,460
                                                                         --------------
    CABLE TELEVISION                              0.67%
         Cablevision Systems Corp., 8.00%, due 4/15/12,
           144A.........................................     8,000,000        7,760,000
                                                                         --------------
             TOTAL CORPORATE BOND (Identified
                cost -- $18,754,308)....................                     18,583,460
                                                                         --------------
COMMERCIAL PAPER                                 31.91%
         American Express Credit Corp., 0.87%, due
           4/1/04.......................................    17,486,000       17,486,000
         BNP Paribas Financial, 0.87%, due 4/1/04.......    50,000,000       50,000,000
         Citigroup, 0.87%, due 4/1/04...................    50,000,000       50,000,000
         Household Finance Corp., 0.87%, due 4/1/04.....    50,000,000       50,000,000
         New Center Asset Trust, 0.87%, due 4/1/04......    50,000,000       50,000,000
         San Paolo U.S. Finance Co., 0.87%, due
           4/1/04.......................................    50,000,000       50,000,000
         State Street Boston Corp., 0.87%, due 4/1/04...    50,000,000       50,000,000
         UBS Financial, 0.87%, due 4/1/04...............    50,000,000       50,000,000
                                                                         --------------
             TOTAL COMMERCIAL PAPER (Identified
                cost -- $367,486,000)...................                    367,486,000
                                                                         --------------
TOTAL INVESTMENTS (Identified cost --
  $1,712,649,506) .............................. 152.22%                  1,752,759,675
                                                                         --------------
LIABILITIES IN EXCESS OF OTHER ASSETS .......... (2.72)%                    (31,266,943)
LIQUIDATION VALUE OF TAXABLE AUCTION MARKET PREFERRED
  SHARES:  SERIES M7, SERIES T7, SERIES W7, SERIES TH7,
  SERIES F7 (Equivalent to $25,000 per share
  based on 3,360 shares outstanding per class),
  SERIES F28, SERIES T28 (Equivalent to $25,000
  per share based on 3,000 shares outstanding
  per class) .................................. (49.50)%                  (570,000,000)
                                                -------                  --------------
NET ASSETS -- COMMON STOCK (Equivalent to $19.59 per
  share based on 58,790,250 shares of capital stock
  outstanding) ................................. 100.00%                 $1,151,492,732
                                                 ------                  --------------
                                                 ------                  --------------

                      GLOSSARY OF PORTFOLIO ABBREVIATIONS

                COPrS -- Canadian Origin Preferred Securities
                QUIPS -- Quarterly Income Capital Securities

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

NOTE 1. INVESTMENTS IN INTEREST RATE SWAPS

The fund has entered into interest rate swap agreements with Merrill Lynch Derivative Products AG and Royal Bank of Canada. Under the agreements the fund receives a floating rate and pays a respective fixed rate. Details of the swaps at March 31, 2004 are as follows:

                                                                                                UNREALIZED
                            NOTIONAL                   FLOATING RATE(a)                        APPRECIATION/
      COUNTERPARTY           AMOUNT      FIXED RATE    (RESET MONTHLY)     TERMINATION DATE   (DEPRECIATION)
-------------------------  -----------   ----------  --------------------  ----------------   --------------
Royal Bank of Canada       $68,000,000    2.9900%           1.090%          March 26, 2009     $   325,032
Merrill Lynch Derivative
  Products AG              $46,000,000    3.2275%           1.090%          March 29, 2008        (805,332)
Merrill Lynch Derivative
  Products AG              $46,000,000    3.4150%           1.090%          March 29, 2009        (648,562)
Merrill Lynch Derivative
  Products AG              $46,000,000    3.4610%           1.090%          March 29, 2010        (174,788)
                                                                                               -----------
                                                                                               $(1,303,650)
                                                                                               -----------
                                                                                               -----------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at March 31, 2004.

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                                       11

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                             FINANCIAL HIGHLIGHTS(a)
                           MARCH 31, 2004 (UNAUDITED)

                                                                             NET ASSET VALUE
                                                  TOTAL NET ASSETS              PER SHARE
                                           -------------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 1/29/04.............                   $      100,275            $19.06
    Net investment income................  $    6,688,566                    $ 0.08
    Net realized and unrealized gain on
       investments and interest rate swap
       transactions......................      37,335,957                      0.62
    Offering and organization costs
       charged to paid in capital --
       common shares.....................      (2,351,400)                    (0.04)
    Offering and organization costs
       charged to paid in capital --
       preferred shares..................        (821,300)                    (0.01)
Distributions from net investment income
  to:
    Common shareholders..................      (6,172,976)                    (0.11)
    Preferred shareholders...............        (379,890)                    (0.01)
    Capital stock transactions:
         Sold............................   1,117,093,500
                                           --------------
Net increase in net asset value..........                    1,151,392,457              0.53
                                                            --------------            ------
End of period: 3/31/2004.................                   $1,151,492,732            $19.59
                                                            --------------            ------
                                                            --------------            ------

                               TOTAL RETURN(b)
                   (PERIOD ENDED MARCH 31, 2004) (UNAUDITED)

                          SINCE INCEPTION (1/30/04)
                          -------------------------
                                    3.12%


                       REINVESTMENT PLAN

   We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

-------------------
(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.
(b) Based on net asset value.

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                                       12

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                           PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

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                                       13

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

            FOR HIGH CURRENT INCOME:                                   FOR TOTAL RETURN:

                COHEN & STEERS                                          COHEN & STEERS
               EQUITY INCOME FUND                                       REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX
                                                          ALSO AVAILABLE: COHEN & STEERS INSTITUTIONAL
                                                          REALTY SHARES (CSRIX) REQUIRES A HIGHER
                                                          MINIMUM PURCHASE, BUT OFFERS A LOWER TOTAL
                                                          EXPENSE RATIO

                FOR TOTAL RETURN:                                   FOR CAPITAL APPRECIATION:

                 COHEN & STEERS                                         COHEN & STEERS
                  UTILITY FUND                                        SPECIAL EQUITY FUND

      IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL           IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL
      RETURN THROUGH BOTH CURRENT INCOME AND              APPRECIATION, INVESTING IN A LIMITED NUMBER
      CAPITAL APPRECIATION, INVESTING PRIMARILY IN        OF REITS AND OTHER REAL ESTATE COMPANIES
      UTILITIES                                           CONCENTRATED, HIGHLY FOCUSED PORTFOLIO
      SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX                 SYMBOL: CSSPX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE
   INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUND MAY BE OBTAINED BY
       FOLLOWING THE INSTRUCTIONS ABOVE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

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                                       14

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

OFFICERS AND DIRECTORS                    KEY INFORMATION

Robert H. Steers                          INVESTMENT MANAGER
Director and chairman                     Cohen & Steers Capital Management, Inc.
                                          757 Third Avenue
Martin Cohen                              New York, NY 10017
Director and president                    (212) 832-3232

Gregory C. Clark                          FUND SUBADMINISTRATOR AND CUSTODIAN
Director                                  State Street Bank and Trust Company
                                          225 Franklin Street
Bonnie Cohen                              Boston, MA 02110
Director
                                          TRANSFER AGENT -- COMMON SHARES
George Grossman                           Equiserve Trust Company
Director                                  150 Royall Street
                                          Canton, MA 02021
Richard J. Norman                         (800) 426-5523
Director
                                          TRANSFER AGENT -- PREFERRED SHARES
Frank K. Ross                             The Bank of New York
Director                                  100 Church Street
                                          New York, NY 10007
Willard H. Smith Jr.
Director                                  LEGAL COUNSEL
                                          Simpson Thacher & Bartlett LLP
Robert Becker                             425 Lexington Avenue
Vice president                            New York, NY 10017

Greg E. Brooks                            New York Stock Exchange Symbol: RTU
Vice president
                                          Web site: cohenandsteers.com
William F. Scapell
Vice president                            This report is for shareholder
                                          information. This is not a prospectus
Adam Derechin                             intended for use in the purchase or
Vice president and assistant treasurer    sale of fund shares. Past performance
                                          is of course no guarantee of future
Lawrence B. Stoller                       results and your investment may be
Assistant secretary                       worth more or less at the time you
                                          sell.

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                                       15

COHEN & STEERS
REIT AND UTILITY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017


      COHEN & STEERS
REIT AND UTILITY INCOME FUND
----------------------------
      QUARTERLY REPORT
       MARCH 31, 2004